EXHIBIT 99(ii)

                  Metallurgical Research and Asssay Laboratory
                             745 Sunset Road Suite 8
                               Henderson, NV 89015
                                  702-565-0074
                                  702-564-0726

ASSAY REPORT
------------

ASSAY NUMBER             2813A            DATE:       3/21/97
                         -----------               ----------

CUSTOMER                 CRAIG FURLONG
                         ---------------------------------------
SAMPLE INSTRUCTION                      COMPOSITE OF ARIZONA ORE
                         ---------------------------------------

--------------------------------------------------------------------------------

      Element                     ppm or up/g          troy oz/s.ton
      -------                     -----------          -------------
      Au-Gold                           42.7                  1.24
      Ag-Silver                         54.5                  1.59
      Pt-Platinum                      180.5                  5.26
      Rh-Rhodium                        56.0                  1.63
      Os-Osmium                        357.0                 10.41
      Ru-Ruthenium                      51.0                  1.49
      Pd-Palladium                      13.8                   .40
      Ir-Iridium                       279.5                  8.15
      Fe-Iron                      441,000.0             12,862.21
      Hg-Mercury                       363.5                 10.60

      SULFUR: 0.043%
      Sio2:  39.8%

                                                REGISTERED ASSAYER
                                                CERTIFICATE NO. 19127
                                                DONALD E. JORDAN
                                                Date signed 3/21/97
                                                ARIZONA U.S.A.

UNLESS PRIOR ARRANGEMENTS ARE MADE, ALL SMAPLES WILL DISCSARDED AFTER 30 DAYS.
--------------------------------------------------------------------------------

THESE RESULTS ARE BASED ON WELL KNOWN ACCEPTED ANALYTICAL PROCEDURES USED SOLELY ON THE SAMPLE SUBMITTED BY THE CUSTOMER. THIS REPORT IS PREPARED FOR THE EXCLUSIVE USE OF THE CUSTOMER. NO WARRANTIES AS TO THE REPRODUCIBILITY OR EXTRACTABILITY OF MATERIAL OTHER THAN THE SAMPLE IS GIVEN. DONLD E. JORDAN AND/OR METALLURGICAL RESEARCH AND ASSAY LABORATORY MAKE NO REPRESENTATION EXPRESS OR IMPLIED ON MATERIAL OTHER THAN THAT REPRESENTED BY THE SAMPLE ASSAYED.

--------------------------------------------------------------------------------
NOTE: "# VALUE!" MEANS THAT ELEMENT HAS NOT BEEN ANALYZED FOR THIS REPORT.

                                                                  EXHIBIT 99(ii)

                  Metallurgical Research and Asssay Laboratory
                             745 Sunset Road Suite 8
                               Henderson, NV 89015
                                  702-565-0074
                                  702-564-0726

ASSAY REPORT
------------

ASSAY NUMBER             2813B            DATE:       3/21/97
                         -----------               ----------

CUSTOMER                 CRAIG FURLONG
                         ---------------------------------------
SAMPLE INSTRUCTION                      COMPOSITE OF ARIZONA ORE
                         ---------------------------------------

--------------------------------------------------------------------------------

           Element                 ppm or up/g             troy oz/s.ton
           -------                 -----------             -------------
     B -Boron                            0.0                   0.0
     Zn-Zinc                           271.0                   7.90
     Ni-Nickel                       1,110.0                  32.37
     Mo-Molybdenum                     118.5                   3.46
     Re-Rhenium                          4.0                   0.12
     As-Arsenic                      1,385.0                  40.39
     Sb-Antimony                       600.0                  17.50
     Co-Cobalt                         630.0                  18.37
     Mn-Manganese                    1,420.0                  41.42
     Mg-Magesium                       375.0                  10.94
     Te-Tellerium                      730.0                  21.29
     Sn-Tin                          2,430.0                  70.87
     Cr-Chromium                        17.1                   0.50
     Pb-Lead                           765.0                  22.31
     Al-Aluminum                     6,900.0                 201.25
     Tl-Thallium                        89.5                   2.61
     Zr-Zirconium                       40.5                   1.18
     Ti-Titanium                    10,900.0                 317.91
     Li-Lithium                         63.0                   1.84
     Cu-Copper                         144.5                   4.21
     W -Tungsten                       130.5      REGISTERED ASSAYER
     Bi-Bismuth                         54.5      CERTIFICATE NO. 19127
                                                  DONALD E. JORDAN
                                                  Date signed 3/21/97
                                                  ARIZONA U.S.A.

UNLESS PRIOR ARRANGEMENTS ARE MADE, ALL SMAPLES WILL DISCSARDED AFTER 30 DAYS.
--------------------------------------------------------------------------------
THESE RESULTS ARE BASED ON WELL KNOWN ACCEPTED ANALYTICAL PROCEDURES USED SOLELY ON THE SAMPLE SUBMITTED BY THE CUSTOMER. THIS REPORT IS PREPARED FOR THE EXCLUSIVE USE OF THE CUSTOMER. NO WARRANTIES AS TO THE REPRODUCIBILITY OR EXTRACTABILITY OF MATERIAL OTHER THAN THE SAMPLE IS GIVEN. DONLD E. JORDAN AND/OR METALLURGICAL RESEARCH AND ASSAY LABORATORY MAKE NO REPRESENTATION EXPRESS OR IMPLIED ON MATERIAL OTHER THAN THAT REPRESENTED BY THE SAMPLE ASSAYED.

--------------------------------------------------------------------------------
NOTE: "# VALUE!" MEANS THAT ELEMENT HAS NOT BEEN ANALYZED FOR THIS REPORT.

                                                                  EXHIBIT 99(ii)

                  Metallurgical Research and Asssay Laboratory
                             745 Sunset Road Suite 8
                               Henderson, NV 89015
                                  702-565-0074
                                  702-564-0726

ASSAY REPORT
------------

ASSAY NUMBER             2813C            DATE:       3/21/97
                         -----------               ----------

CUSTOMER                 CRAIG FURLONG
                         ---------------------------------------
SAMPLE INSTRUCTION                      COMPOSITE OF ARIZONA ORE
                         ---------------------------------------

--------------------------------------------------------------------------------

             Element         ppm or up/g             troy oz/s.ton
             -------         -----------             -------------
       Se-Selenium              1,555.0                    45.35
       Ge-Geranium                  1.7                     0.05
       Ga-Galium                  820.0                    23.92
       Gd-Gadolinium                8.6                      .25
       Yb-Yitterbium               48.4                     1.41
       Nd-Neodymium               226.5                     6.61
       Pr-Praseodymium             17.1                     0.50
       Sm-Samerium                  8.4                      .24
       Tm-Thulium                  52.0                     1.52
       Lu-Luteium                  44.2                     1.29
       Dy-Dysprosium                4.3                     0.12
       Ce-Cerium                  435.5                    12.70
       Er-Erbium                  153.0                     4.46
       Tb-Terbium                  13.7                     0.40
       Eu-Europium                 69.0                     2.01
       Ho-Holmium                   3.1                     0.09
       U -Uranium                   0.0                     0.00
       Sc-Sandium                   4.3                     0.13
       Y -Yittrium                 10.1                     0.29

                                         REGISTERED ASSAYER
                                         CERTIFICATE NO. 19127
                                         DONALD E. JORDAN
                                         Date signed 3/21/97
                                         ARIZONA U.S.A.

UNLESS PRIOR ARRANGEMENTS ARE MADE, ALL SMAPLES WILL DISCSARDED AFTER 30 DAYS.
--------------------------------------------------------------------------------
THESE RESULTS ARE BASED ON WELL KNOWN ACCEPTED ANALYTICAL PROCEDURES USED SOLELY ON THE SAMPLE SUBMITTED BY THE CUSTOMER. THIS REPORT IS PREPARED FOR THE EXCLUSIVE USE OF THE CUSTOMER. NO WARRANTIES AS TO THE REPRODUCIBILITY OR EXTRACTABILITY OF MATERIAL OTHER THAN THE SAMPLE IS GIVEN. DONLD E. JORDAN AND/OR METALLURGICAL RESEARCH AND ASSAY LABORATORY MAKE NO REPRESENTATION EXPRESS OR IMPLIED ON MATERIAL OTHER THAN THAT REPRESENTED BY THE SAMPLE ASSAYED.

--------------------------------------------------------------------------------
NOTE: " #VALUE!" MEANS THAT ELEMENT HAS NOT BEEN ANALYZED FOR THIS REPORT.

                                                                  EXHIBIT 99(ii)

                  Metallurgical Research and Asssay Laboratory
                             745 Sunset Road Suite 8
                               Henderson, NV 89015
                                  702-565-0074
                                  702-564-0726

ASSAY REPORT
------------

ASSAY NUMBER             2813D            DATE:       3/21/97
                         -----------               ----------

CUSTOMER                 CRAIG FURLONG
                         ---------------------------------------
SAMPLE INSTRUCTION                      COMPOSITE OF ARIZONA ORE
                         ---------------------------------------

--------------------------------------------------------------------------------

             Element         ppm or up/g             troy oz/s.ton
             -------         -----------             -------------
             Ca-Calcium         8,050.0                   234.79
             Be-Beryllium           2.0                     0.06
             V -Venadium        1,485.0                    43.31
             Ta-Tantalum            4.6                      .13
             La-Lenthamum         147.5                     4.30
             Th-Thorium            95.5                     2.79
             P -Phosphorous     1,320.0                    38.50
             K -Potassium         520.0                    15.17

                                         REGISTERED ASSAYER
                                         CERTIFICATE NO. 19127
                                         DONALD E. JORDAN
                                         Date signed 3/21/97
                                         ARIZONA U.S.A.

UNLESS PRIOR ARRANGEMENTS ARE MADE, ALL SMAPLES WILL DISCSARDED AFTER 30 DAYS.
--------------------------------------------------------------------------------
THESE RESULTS ARE BASED ON WELL KNOWN ACCEPTED ANALYTICAL PROCEDURES USED SOLELY ON THE SAMPLE SUBMITTED BY THE CUSTOMER. THIS REPORT IS PREPARED FOR THE EXCLUSIVE USE OF THE CUSTOMER. NO WARRANTIES AS TO THE REPRODUCIBILITY OR EXTRACTABILITY OF MATERIAL OTHER THAN THE SAMPLE IS GIVEN. DONLD E. JORDAN AND/OR METALLURGICAL RESEARCH AND ASSAY LABORATORY MAKE NO REPRESENTATION EXPRESS OR IMPLIED ON MATERIAL OTHER THAN THAT REPRESENTED BY THE SAMPLE ASSAYED.

--------------------------------------------------------------------------------
NOTE: " #VALUE!" MEANS THAT ELEMENT HAS NOT BEEN ANALYZED FOR THIS REPORT.